Exhibit 99.1

For Immediate Release
August 2, 2019

PNM Resources Reports Second Quarter Results
2019 Ongoing Earnings Guidance Affirmed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q2 2019	Q2 2018	YTD 2019	YTD 2018
GAAP net earnings (loss) attributable to PNM Resources	($75.9)	$38.2	($57.2)	$53.2
GAAP diluted EPS	($0.95)	$0.48	($0.72)	$0.67
Ongoing net earnings	$29.3	$42.3	$40.0	$58.8
Ongoing diluted EPS	$0.37	$0.53	$0.50	$0.73

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today released the company’s 2019 second quarter results. In addition, management affirmed its 2019 consolidated ongoing earnings guidance of $2.05 to $2.11 per diluted share.

“Temperatures, and financial results, during the quarter reflected New Mexico’s mildest second quarter in 20 years,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO. “On July 1, PNM took its next step toward meeting its goal of 100 percent emissions-free energy by 2040 by filing for the abandonment, securitization and replacement of the San Juan Generating Station. We look forward to working with our stakeholders to implement a plan that achieves sizable emission reductions, saves customers money and meets reliability standards.”

SEGMENT REPORTING OF 2019 SECOND QUARTER EARNINGS
PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.
PNM (In millions, except EPS)

	Q2 2019	Q2 2018	YTD 2019	YTD 2018
GAAP net earnings (loss) attributable to PNM Resources	($86.9)	$26.5	($67.9)	$34.2
GAAP diluted EPS	($1.09)	$0.33	($0.85)	$0.43
Ongoing net earnings	$18.1	$30.8	$29.2	$39.9
Ongoing diluted EPS	$0.23	$0.38	$0.37	$0.49

•
GAAP earnings during the second quarter of 2019 included the $104 million after tax write-off of assets previously under appeal with the New Mexico Supreme Court following the order confirming disallowance of these assets from retail rate base.

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PNM Resources Reports Q2 Earnings            8-2-19                         p. 2 of 4

•
Significantly milder temperatures in the second quarter of 2019 compared to higher than normal temperatures in the second quarter of 2018 resulted in lower retail load and additional revenue impacts, including lower than expected impacts of the second phase of revised retail rates implemented in January 2019 resulting from the timing of amortized excess deferred income taxes.

•
Earnings were also impacted in the second quarter of 2019 by expected higher plant outage costs, lower transmission margins, and additional depreciation and property tax expenses related to new capital investments. These impacts were offset by the refinancing of debt in 2018 at lower interest rates and higher decommissioning and reclamation trust gains.

TNMP – an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q2 2019	Q2 2018	YTD 2019	YTD 2018
GAAP net earnings attributable to PNM Resources	$15.3	$15.4	$19.4	$24.8
GAAP diluted EPS	$0.19	$0.19	$0.24	$0.31
Ongoing net earnings	$15.4	$15.4	$19.5	$24.8
Ongoing diluted EPS	$0.19	$0.19	$0.24	$0.31

•
TNMP’s GAAP and ongoing earnings increased in the second quarter of 2019 due to the combined implementation of new base rates approved in December 2018 and a Transmission Cost of Service (TCOS) rate increase in March 2019.

•	These increases were offset by higher depreciation and property tax expenses resulting from additional capital investments and lower customer usage from milder temperatures.

Corporate and Other – a segment that reflects the PNM Resources holding company and other subsidiaries.
Corporate and Other (In millions, except EPS)

	Q2 2019	Q2 2018	YTD 2019	YTD 2018
GAAP net earnings (loss) attributable to PNM Resources	($4.2)	($3.7)	($8.6)	($5.8)
GAAP diluted EPS	($0.05)	($0.04)	($0.11)	($0.07)
Ongoing net earnings (loss)	($4.2)	($3.9)	($8.6)	($5.9)
Ongoing diluted EPS	($0.05)	($0.04)	($0.11)	($0.07)

•	Corporate and Other’s GAAP and ongoing losses increased in the second quarter of 2019 due to a lower effective tax rate.
Financial materials are available at http://www.pnmresources.com/investors/results.cfm.

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PNM Resources Reports Q2 Earnings            8-2-19                         p. 3 of 4

SECOND QUARTER CONFERENCE CALL: 11 A.M. EASTERN FRIDAY, AUGUST 2
PNM Resources will discuss second quarter earnings results during a live conference call and webcast on Friday, August 2nd at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10133531. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources second quarter conference call”.

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2018 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,681 megawatts of generation capacity and provides electricity to more than 781,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Lisa Goodman                        Ray Sandoval
(505) 241-2160                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release for PNM Resources, Inc. (“PNMR”), Public Service Company of New Mexico (“PNM”), or Texas-New Mexico Power Company (“TNMP”) (collectively, the “Company”) that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

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PNM Resources Reports Q2 Earnings            8-2-19                         p. 4 of 4

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized gains and losses on investment securities, pension expense related to previously disposed of gas distribution business, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings without unreasonable effort, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-5.

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PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(in thousands)
Three Months Ended June 30, 2019
GAAP Net Earnings (Loss) Attributable to PNMR	$(86,944)	$15,267	$(4,237)	$(75,914)
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(28)	—	—	(28)
Net change in unrealized gains and losses on investment securities2b	504	—	—	504
Regulatory disallowances and restructuring costs2c	149,254	—	—	149,254
Pension expense related to previously disposed of gas distribution business2d	1,044	—	—	1,044
Process improvement initiatives2e	410	135	—	545
Four Corners coal mine reclamation2f	(284)	—	—	(284)
Total adjustments before income tax effects	150,900	135	—	151,035
Income tax impact of above adjustments[1]	(38,329)	(28)	—	(38,357)
Deferred income tax impact of regulatory disallowances	(7,485)	—	—	(7,485)
Total income tax impacts[3]	(45,814)	(28)	—	(45,842)
Adjusting items, net of income taxes	105,086	107	—	105,193
Ongoing Earnings (Loss)	$18,142	$15,374	$(4,237)	$29,279

Six Months Ended June 30, 2019
GAAP Net Earnings (Loss) Attributable to PNMR	$(67,932)	$19,365	$(8,647)	$(57,214)
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(56)	—	—	(56)
Net change in unrealized gains and losses on investment securities2b	(12,490)	—	—	(12,490)
Regulatory disallowances and restructuring costs2c	150,599	—	—	150,599
Pension expense related to previously disposed of gas distribution business2d	2,089	—	—	2,089
Process improvement initiatives2e	410	135	—	545
Four Corners coal mine reclamation2f	(284)	—	—	(284)
Total adjustments before income tax effects	140,268	135	—	140,403
Income tax impact of above adjustments[1]	(35,628)	(28)	—	(35,656)
Deferred income tax impact of regulatory disallowances	(7,485)	—	—	(7,485)
Total income tax impacts[3]	(43,113)	(28)	—	(43,141)
Adjusting items, net of income taxes	97,155	107	—	97,262
Ongoing Earnings (Loss)	$29,223	$19,472	$(8,647)	$40,048

[1] 2019 income tax effects calculated using a tax rate of 25.40% for PNM and 21% for TNMP
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statements of Earnings as follows:
[a] (Reductions) in "Electric Operating Revenues" and "Cost of energy" of $235 and $263 in the three months ended June 30, 2019 and $480 and $536 in the six months ended June 30, 2019
[b] (Increases) decreases in "Gains and losses on investment securities"
[c] Increases in "Regulatory disallowances and restructuring costs"
[d] Increases in "Other (deductions)"
[e] Increases in "Administrative and general"
[f] (Decreases) in "Cost of energy"
[3] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(in thousands)
Three Months Ended June 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$26,540	$15,367	$(3,699)	$38,208
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(28)	—	—	(28)
Net change in unrealized gains and losses on investment securities2b	3,027	—	—	3,027
Regulatory disallowances and restructuring costs2c	1,794	—	—	1,794
Pension expense related to previously disposed of gas distribution business2d	869	—	—	869
(Gain) related to previously disposed of activities2e	—	—	(216)	(216)
Total adjustments before income tax effects	5,662	—	(216)	5,446
Income tax impact of above adjustments[1,3]	(1,438)	—	55	(1,383)
Adjusting items, net of income taxes	4,224	—	(161)	4,063
Ongoing Earnings (Loss)	$30,764	$15,367	$(3,860)	$42,271

Six Months Ended June 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$34,246	$24,779	$(5,827)	$53,198
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(56)	—	—	(56)
Net change in unrealized gains and losses on investment securities2b	4,083	—	—	4,083
Regulatory disallowances and restructuring costs2c	1,794	—	—	1,794
Pension expense related to previously disposed of gas distribution business2d	1,701	—	—	1,701
(Gain) related to previously disposed of activities2e	—	—	(216)	(216)
Total adjustments before income tax effects	7,522	—	(216)	7,306
Income tax impact of above adjustments[1]	(1,911)	—	55	(1,856)
Impairment of state tax credits	—	—	123	123
Total income tax impacts[3]	(1,911)	—	178	(1,733)
Adjusting items, net of income taxes	5,611	—	(38)	5,573
Ongoing Earnings (Loss)	$39,857	$24,779	$(5,865)	$58,771

[1] 2018 income tax effects calculated using a tax rate of 25.40%
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[a] (Reductions) in "Electric Operating Revenues" and "Cost of energy" of $264 and $292 in the three months ended June 30, 2018 and $545 and $601 in the six months ended June 30, 2018
[b] (Increases) decreases in "Gains and losses on investment securities"
[c] Increases in "Regulatory disallowances and restructuring costs"
[d] Increases in "Other (deductions)"
[e] (Increases) in "Other income"
[3] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(per diluted share)
Three Months Ended June 30, 2019
GAAP Net Earnings (Loss) Attributable to PNMR[1]	$(1.09)	$0.19	$(0.05)	$(0.95)
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	0.01	—	—	0.01
Regulatory disallowances and restructuring costs	1.39	—	—	1.39
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Process improvement initiatives	—	—	—	—
Four Corners coal mine reclamation	—	—	—	—
Deferred income tax impact of regulatory disallowances	(0.09)	—	—	(0.09)
Total Adjustments	1.32	—	—	1.32
Ongoing Earnings (Loss)	$0.23	$0.19	$(0.05)	$0.37
Average Basic and Diluted Shares Outstanding: 79,917,269

Six Months Ended June 30, 2019
GAAP Net Earnings (Loss) Attributable to PNMR[1]	$(0.85)	$0.24	$(0.11)	$(0.72)
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	(0.12)	—	—	(0.12)
Regulatory disallowances and restructuring costs	1.41	—	—	1.41
Pension expense related to previously disposed of gas distribution business	0.02	—	—	0.02
Process improvement initiatives	—	—	—	—
Four Corners coal mine reclamation	—	—	—	—
Deferred income tax impact of regulatory disallowances	(0.09)	—	—	(0.09)
Total Adjustments	1.22	—	—	1.22
Ongoing Earnings (Loss)	$0.37	$0.24	$(0.11)	$0.50
Average Basic and Diluted Shares Outstanding: 79,904,858

1 EPS is presented on a non-diluted basis for the three and six months ended June 30, 2019 due to the consolidated GAAP net loss

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(per diluted share)
Three Months Ended June 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$0.33	$0.19	$(0.04)	$0.48
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	0.03	—	—	0.03
Regulatory disallowances and restructuring costs	0.02	—	—	0.02
Pension expense related to previously disposed of gas distribution business	—	—	—	—
Total Adjustments	0.05	—	—	0.05
Ongoing Earnings (Loss)	$0.38	$0.19	$(0.04)	$0.53
Average Diluted Shares Outstanding: 79,978,605

Six Months Ended June 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.43	$0.31	$(0.07)	$0.67
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	0.03	—	—	0.03
Regulatory disallowances and restructuring costs	0.02	—	—	0.02
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Impairment of state tax credits	—	—	—	—
Total Adjustments	0.06	—	—	0.06
Ongoing Earnings (Loss)	$0.49	$0.31	$(0.07)	$0.73
Average Diluted Shares Outstanding: 79,995,926

PNM Resources, Inc. and Subsidiaries
Schedule 5
Condensed Consolidated Statements of Earnings
(Preliminary and Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(In thousands, except per share amounts)
Electric Operating Revenues:
Contracts with customers	$314,917	$338,659	$630,614	$642,010
Alternative revenue programs	5,844	5,660	6,480	6,584
Other electric operating revenue	9,467	7,994	42,778	21,597
Total electric operating revenues	330,228	352,313	679,872	670,191
Operating Expenses:
Cost of energy	83,782	87,711	205,408	180,267
Administrative and general	42,833	43,355	95,170	91,638
Energy production costs	42,905	41,888	77,977	77,238
Regulatory disallowances and restructuring costs	149,254	1,794	150,599	1,794
Depreciation and amortization	66,065	60,063	131,421	118,785
Transmission and distribution costs	19,195	18,450	35,872	35,406
Taxes other than income taxes	19,809	19,723	40,317	39,602
Total operating expenses	423,843	272,984	736,764	544,730
Operating income (loss)	(93,615)	79,329	(56,892)	125,461
Other Income and Deductions:
Interest income	3,460	4,339	7,048	8,462
Gains (losses) on investment securities	4,599	(1,670)	18,613	(1,382)
Other income	3,350	4,796	6,795	8,265
Other (deductions)	(3,117)	(5,868)	(6,369)	(7,243)
Net other income and deductions	8,292	1,597	26,087	8,102
Interest Charges	29,791	33,321	61,425	66,376
Earnings (Loss) before Income Taxes	(115,114)	47,605	(92,230)	67,187
Income Taxes (Benefits)	(42,831)	5,156	(41,608)	5,939
Net Earnings (Loss)	(72,283)	42,449	(50,622)	61,248
(Earnings) Attributable to Valencia Non-controlling Interest	(3,499)	(4,109)	(6,328)	(7,786)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(264)	(264)
Net Earnings (Loss) Attributable to PNMR	$(75,914)	$38,208	$(57,214)	$53,198
Net Earnings (Loss) Attributable to PNMR per Common Share:
Basic	$(0.95)	$0.48	$(0.72)	$0.67
Diluted	$(0.95)	$0.48	$(0.72)	$0.67
Dividends Declared per Common Share	$0.290	$0.265	$0.580	$0.530